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                               WEITZ SERIES FUND, INC.









                          GOVERNMENT MONEY MARKET PORTFOLIO

                                   QUARTERLY REPORT

                                  DECEMBER 31, 1996




                             ONE PACIFIC PLACE, SUITE 600
                                1125 SOUTH 103 STREET
                                OMAHA, NE  68124-6008

                                     402-391-1980
                                     800-232-4161
                                   402-391-2125 FAX


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                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO
                        DECEMBER 31, 1996 -- QUARTERLY REPORT


                                                                 January 9, 1997



Dear Shareholder:

    "Irrational exuberance". These two words uttered in a speech by Alan Greenspan, President of the Federal Reserve, shook markets the world over in early December but certainly did not reflect the mood of fixed income investors in 1996. Above-trend growth in the economy in the first and second quarters, coupled with the perception of an increasingly tight labor market, led bond investors to fear that rising inflation lurked just around the corner. The resultant rise in interest rates was partly reversed in the second half of the year as those growth and inflation fears subsided, but longer term bonds still produced negative total returns. In fact, inflation as measured by the (over-stated) Consumer Price Index, remained about 3% for the fourth consecutive year. The Federal Reserve has made no move to tighten credit, and we do not expect any significant changes in interest rates over the next several quarters.

    Our money market fund continues to provide a good place to remain "insulated" from principal fluctuation caused by interest rate or share-price moves. The trade-off for this reduced risk profile is that our portfolio's return should continue to track those of short-term Treasury bills. Rates on these instruments, as well as securities in our fund, will continue to be affected by near-term monetary policy.

     As of quarter end, our 7-day and 30-day yields were both 4.7%.

                        Best Regards,


                        /s/ Wallace R. Weitz               /s/ Thomas D. Carney
                        ----------------------------       ---------------------
                        Wallace R. Weitz                   Thomas D. Carney
                        President, Portfolio Manager       Portfolio Manager

--------------------------------------------------------------------------------
Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the United States Government and there can be no assurance that it will maintain a steady net asset value of $1.00.
--------------------------------------------------------------------------------

                                       2

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                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                        SCHEDULE OF INVESTMENTS IN SECURITIES
                                  DECEMBER 31, 1996
                                     (UNAUDITED)





    FACE
   AMOUNT                         DESCRIPTION                                VALUE
  --------                       -------------                              -------
                  U.S. GOVERNMENT AND AGENCY SECURITIES - 96.8%*
$1,100,000         Federal Home Loan Bank Discount Note 5.366% 01/02/97    $1,099,839
 3,000,000         Farm Credit Discount Note 5.389% 03/13/97                2,968,938
 2,430,000         U.S. Treasury Bill 5.210% 04/17/97                       2,393,937
                                                                           ----------
                     Total U.S. Government and Agency Securities            6,462,714
                                                                           ----------

                  SHORT-TERM SECURITIES - 3.3%
221,025            Norwest Treasury Money Market Fund, 4.6%                   221,025
                                                                           ----------

                     Total Investments in Securities                        6,683,739
                                                                           ----------

                  Other Liabilities in Excess of Other Assets - (0.1%)         (1,883)
                                                                           ----------

                     Total Net Assets - 100.0%                             $6,681,856
                                                                           ----------
                                                                           ----------

*Interest rates presented for treasury bills and discount notes are based upon
yield to maturity rate(s) at date(s) of   purchase.


                                       3

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                               WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
       John W. Hancock
       Richard D. Holland
       Thomas R. Pansing, Jr.
       Delmer L. Toebben
       Wallace R. Weitz

OFFICERS
       Wallace R. Weitz, President
       Mary K. Beerling, Vice-President & Secretary
       Linda L. Lawson, Vice-President
       Richard F. Lawson, Vice-President

INVESTMENT ADVISER
       Wallace R. Weitz & Company

DISTRIBUTOR
       Weitz Securities, Inc.

CUSTODIAN
       Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
       Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.